Catalyst Tactical Allocation Fund (formerly, Catalyst/Lyons Tactical Allocation Fund) Class A: CLTAX Class C: CLTCX Class I: CLTIX

SUMMARY PROSPECTUS
NOVEMBER 1, 2026

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at https://catalystmf.com/literature-and-forms/. You can also get this information at no cost by calling 1-866-447-4228, emailing info@catalystmf.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2026 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

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FUND SUMMARY: CATALYST TACTICAL ALLOCATION FUND

Investment Objective: The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 80 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 57 and Waivers of Up-Front Sales Charge on Class A Shares on page 58.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.99%	0.98%	0.99%
Total Annual Fund Operating Expenses	2.49%	3.23%	2.24%
Fee Waiver and/or Expense Reimbursement[2]	(0.96)%	(0.95)%	(0.96)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.53%	2.28%	1.28%

1The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

2The Fund’s investment advisor, Catalyst Capital Advisors LLC (the “Advisor”), has contractually agreed to waive advisory fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest, and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.53%. 2.28% and 1.28% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2027. This agreement may only be terminated by the Board of Trustees on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the investment advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense limitation at the time such expenses were waived, and (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2027, and then depicts the Fund’s total annual expenses thereafter. The

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Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$722	$231	$130
3	$1,220	$906	$608
5	$1,743	$1,606	$1,112
10	$3,170	$3,466	$2,500

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2026 was 37% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by combining a tactical allocation process intended to offer downside protection during significant market declines, with individual stock selection. The Advisor uses a quantitative risk model that seeks to remain fully invested in equities continuously during bull market conditions, and to shift defensive only during sustained period of heightened equity market risk. This binary model is intended to identify extended time periods during which risk levels are anticipated to remain either acceptable for owning stocks or elevated above the expected reward.

Asset allocation between stocks or bonds is determined monthly based on the risk model’s binary output. A positive reading generally indicates that long-term market risk remains at a level the Advisor believes is currently acceptable for owning stocks, and results in a portfolio allocation to equities. A negative reading indicates that market risk has reached levels the Advisor believes are typically indicative of long-term, significant market declines, and results in a portfolio shift to fixed income securities. The portfolio may shift allocation at any point during the quarter, but generally reallocation only occurs upon the systematic month-end signal readings. The Advisor anticipates that the model may sustain a given signal for extended periods of time, potentially for multi-year periods.

The Fund’s default allocation is to equities. While maintaining equity exposure, the Advisor invests in a concentrated portfolio of stocks selected for earnings efficiency, company strength, and relative value. Stock selection is based on the Advisor’s ranking model that ranks stocks according to fundamental criteria. The Fund invests in U.S. listed mid-cap, large-cap and mega-cap companies. While maintaining an equity allocation, the Fund is reconstituted and rebalanced quarterly.

The Fund’s defensive portfolio consists of fixed income securities. Securities are selected for investment based on yields, prices, yield to maturity, duration and risk. The Fund may invest in domestic, investment-grade fixed income securities of any duration and maturity, but it generally will invest in short-term and intermediate-term U.S. Treasury bills and notes with one to ten years

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to maturity at the time of issuance. These fixed income positions are sold when the risk model produces a positive signal, and a new equity portfolio is established based on an updated stock selection model ranking.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund, and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return, and value of the Fund and your investment.

Allocation Risk. If the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. A heightened risk is posed by rising interest rates to a fund whose portfolios include longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates.

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of an investment in the Fund will fluctuate with changes in interest rates. Typically, an increase in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Large Capitalization Company Risk. The Fund may invest in large capitalization companies. The securities of such companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, and may be unable to attain high growth rates during periods of economic expansion.

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Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect, and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, tariffs or trade wars, international conflicts, and political events affect the securities markets.

Mega Capitalization Company Risk. The securities of mega capitalization companies may underperform securities of smaller companies because such companies may be slow to respond to competitive challenges and growth opportunities.

Medium (Mid) Capitalization Company Risk.   The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons, including errors, omissions, imperfections or malfunctions. Because the use of models is usually based on data supplied by third parties, the success of the Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Sector Exposure Risk. Securities within the same sector may decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid

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technological developments and frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security or group of securities in the Fund’s portfolio.

U.S. Government Obligations Risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government sponsored instrumentalities or enterprises.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class A shares for each of the last ten full calendar years. Although Class C and Class I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares are different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The performance table shows how the average returns of Class A, C, and I shares compare over time with those of a broad-based market index. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 14.82% (quarter ended December 31, 2020), and the lowest return for a quarter was (15.76)% (quarter ended December 31, 2018). The Fund’s Class A shares year-to-date return as of September 30, 2026 was 9.97%.

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Average Annual Total Returns

(for the periods ended December 31, 2025)

Class A	1 Year	5 Years	10 Years
Return Before Taxes	8.65%	1.99%	6.01%
Return After Taxes on Distributions	6.29%	0.93%	4.90%
Return After Taxes on Distributions and Sale of Fund Shares	6.82%	1.43%	4.62%
Class C
Return Before Taxes	14.39%	2.44%	5.84%
Class I
Return Before Taxes	15.55%	3.47%	6.90%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Portfolio Managers: David Miller, Chief Investment Officer and Senior Portfolio Manager of the Advisor, and Charles Ashley, Portfolio Manager of the Advisor, serve as the Fund’s portfolio managers. Messrs. Miller and Ashley are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Messrs. Miller and Ashley have served the Fund as portfolio managers since January 2026.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check, wire transfer or ACH.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates, unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing through a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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